Filed pursuant to Rule 497(k)
File Nos. 333-12745; 811-07831
FMI Funds, Inc.
FMI Large Cap Fund
Investor Class: FMIHX | Institutional Class: FMIQX
FMI Common Stock Fund
Investor Class: FMIMX | Institutional Class: FMIUX
FMI International Fund
Investor Class: FMIJX | Institutional Class: FMIYX
FMI International Fund II – Currency Unhedged
Investor Class: Not Available for Purchase | Institutional Class: FMIFX

June 1, 2022

Supplement to the Summary Prospectus dated January 31, 2022

Portfolio Manager Change

    Andy P. Ramer no longer serves on the Portfolio Management Committee for the FMI Funds, and references to Mr. Ramer are hereby deemed deleted from the Summary Prospectus. The “Portfolio Managers” information set forth in the Summary Prospectus for each of the FMI Funds is hereby amended and restated as follows:

Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	35
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	27
Jonathan T. Bloom, CFA®	Director of Research	12
Robert M. Helf, CFA® Julia L. Ramon, CFA®	Research Analyst Research Analyst	24 2
Benjamin D. Karek, CFA®	Research Analyst	5
Daniel G. Sievers, CFA®	Research Analyst	13
Matthew T. Sullivan, CFA®	Research Analyst	9
Jordan S. Teschendorf, CFA®	Research Analyst	7
Dain C. Tofson, CFA®	Research Analyst	3

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Please read this Supplement carefully and keep for future reference.